Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION First Quarter 2017 Investor Presentation 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or they discuss the business and affairs of CIM Commercial Trust Corporation (“CIM Commercial” or “CMCT”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue," "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. There forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

CIM COMMERCIAL TRUST

CMCT

CIM COMMERCIAL (NASDAQ: CMCT)	▪ Primarily Class A and creative urban office REIT with NAV and cash flow per share upside ▪ Share Price / Market Cap[1] $16.10 / $1.4 billion ▪ NAV per Share / NAV[2] $23.14 / $1.9 billion

Portfolio	▪ Quality real estate portfolio in vibrant and improving urban markets including:
	  ▪ San Francisco Bay Area
	  ▪ Washington, DC
	  ▪ Los Angeles
	▪ 23 office properties with 5.1 million rentable square feet[1,3]
	  ▪ Office portfolio accounted for 84% of 1Q'17 cash NOI[3,4]

CIM Group	▪ Manager of CMCT
	▪ Focused on consistently growing NAV and cash flows per share of common stock and providing liquidity to stockholders at prices reflecting NAV and cash flow prospects
	▪ $19.7 billion AUM, $12.2 billion EUM with 80+ top-tier global institutional investors[5]
	▪ 620+ total employees[1]
	  ▪ 15 principals including all of its founders[1]
	  ▪ 345+ professionals[1]
	▪ Beneficial owner of 1.4 million shares of CMCT[6]

1 As of March 31, 2017.
2 Our most recently published net asset value ("NAV") per share of common stock was $23.14 as disclosed in our S-11/A filed with the Securities and Exchange Commission on March 22, 2017. See "Net Asset Value" on page 17.
3 Includes ancillary properties. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively.
4 Based on cash net operating income ("NOI"), which excludes income from the lending segment but includes income from 211 Main Street which was sold in March 2017. See Net Operating Income Reconciliation on page 22.
5 See "Assets and Equity Under Management" under "Important Disclosures" on page 23.
6 As of May 17, 2017. Includes shares owned by Principals of CIM Group L.P. ("CIM Group" or "CIM") and executive officers and directors of CMCT.

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CMCT - INVESTMENT THESIS

CMCT

Resources & Expertise of Premier Institutional Manager	▪ Large scale platform with vertically-integrated team ▪ Proprietary "Qualified Community" methodology ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets
Coastal Urban Class A and Creative Office Investments	▪ Invested in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington DC and Los Angeles account for 84% of office annualized rent[1]
Same Store Growth Opportunity	▪ Lease-up (office portfolio 88.4% leased)[2] ▪ Below-market leases increasing to market rate ▪ Value-add / development
Maximizing Returns for Shareholders	▪ Focused on consistently growing NAV and cash flows per share of common stock ▪ Committed to providing liquidity to stockholders at prices reflecting NAV and cash flow prospects
Prudent Capital Structure	▪ 100% of debt matures in 2021+, 51% in 2026+[2,3] ▪ 55% of debt is fixed rate; another 42% of debt is effectively fixed rate until May 2020 through interest rate swaps[2,3] ▪ $200 million undrawn revolving credit facility[2]

1 *Represents gross monthly base rent under leases commenced as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail but excludes annualized rent for 211 Main Street, which was sold in March 2017.*

2 *As of March 31, 2017.*

3 *Excludes premiums, discounts, debt issuance costs and secured borrowings on government guaranteed loans.*

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Strategies Stabilized Equity Value-Add Equity Opportunistic Equity Debt Infrastructure CIM Group - Resources & Expertise of Premier Institutional Manager Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 16.5 million square feet of office 6.2 million square feet of retail 20,800 residential units 7,000 hotel rooms As of March 31, 2017. Residential units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM Group, and may not be representative of future investments. Past performance is not a guarantee of future results. 5 432 Park Avenue (New York) 1 Kaiser Plaza (Oakland) 11 Madison Avenue (New York) 800 North Capitol (Washington, DC)

CIM Group - Resources & Expertise of Premier Institutional Manager Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and asset management “Qualified Community” Methodology Sector-agnostic focus Market values that are below long-term intrinsic values Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market growth rates, cap rates and interest rates Returns are primarily driven by improved asset and community performance, not cap rate compression or financial engineering 6 CIM Group Competitive Advantages CMCT Benefits From CIM Group’s Large-Scale Platform Deal sourcing + Capital markets + Operational expertise

CMCT - COASTAL URBAN CLASS A AND CREATIVE OFFICE PORTFOLIO

CMCT

AS OF MARCH 31, 2017[1]



CMCT Office
CMCT Multifamily
CMCT Hotels
2100 Franklin Street
980 9th Street
1901 Harrison Street
Sheraton Grand Hotel
1333 Broadway
2101 Webster Street
260 Townsend Street
1 Kaiser Plaza
7083 Hollywood Boulevard
4750 Wilshire Boulevard
11620 Wilshire Boulevard
11600 Wilshire Boulevard
Lindblade Media Center
4649 Cole Avenue
3839 McKinney Avenue
3636 McKinney Avenue
3601 S Congress Avenue
4200 Scotland Street
47 E. 34th Street
370 L'Enfant Promenade
830 1st Street
899 & 999 N Capitol Street
800 N Capitol Street NW
200 S College Street

	Office	Multi-family	Hotel	Total
# of Properties[2,3]	23	5	1	29
SF/Units/Keys[3]	5.1mm	930	503	-
Occupancy[3]	84.5%	93.1%	81.7%	-
Avg. Rent/ADR[3,4]	$38.12	$1,979	$168.59	-
1Q'17 segment NOI (millions)[3,5]	**$35.1**	**$2.0**	**$4.1**	**$41.2**
1Q'17 cash NOI (millions)[3,5]	**$32.6**	**$2.1**	**$4.1**	**$38.8**

Segment NOI by Real Estate Segment, 1Q'17[3,5]



Office, 85%
Multi-Family, 5%
Hotel, 10%

Note: Cash NOI is defined as segment NOI adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities. See Net Operating Income Reconciliation on page 22 .

1 CMCT has entered into contracts to sell three office buildings in Charlotte, Sacramento (includes a parking garage) and Los Angeles and three multifamily properties in Dallas. The sale of two of the three multifamily properties in Dallas closed in May 2017.

2 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively.

3 As of or for the three months ended March 31, 2017.

4 For office, represents gross monthly base rent per square foot under leases commenced as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases commenced as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Hotel average daily rate represents the average for the three months ended March 31, 2017.

5 Includes 211 Main Street which was sold in March 2017.

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Cmct - Same store growth opportunity Targeting Same Store Office NOI1 CAGR of 5% - 7% Through 2021 8 Additional 1%-2% CAGR potential from development on already owned sites. 2021 Mark-to-market + Rent increase Lease-up + Rent increase 2016 Office NOI Reflects cash and segment NOI and excludes 211 Main Street which was sold in March 2017. Please see Important Disclosures on page 2. 2016 Office NOI Same Store Target NOI CAGR 5%-7%

Cmct - net asset value AND cash flow per share & liquidity 9 Class A & Creative Office Superior office investments in vibrant and improving urban communities Strong embedded growth through mark-to-market and lease-up Targeting same store office NOI CAGR of 5% - 7% through 20211 Creative Capital Markets Opportunities Focused on consistently growing NAV and cash flows per share Committed to providing liquidity to stockholders at prices reflecting the NAV and cash flow prospects Pursuing opportunities to grow NAV/share, deliver strong returns and provide liquidity: Common stock - primary and secondary issuances or share repurchases/tenders based on market conditions Series A Preferred stock – public, non-traded offering synchronizes well with business plan / diverse and less cyclical funding option creates competitive advantage Active debt capital management Property sales and acquisitions Mergers and acquisitions Reflects cash and segment NOI and excludes 211 Main Street which was sold in March 2017. Please see Important Disclosures on page 2.

CMCT - HIGHLY FOCUSED ON VALUE CREATION

CMCT

2005 - 2014

2005

CIM Group formed CIM Urban REIT, LLC ("CIM REIT") with 24 private institutional investors

2014

CIM REIT completed its merger with PMC Commercial Trust ("PMC"), a publicly-traded mortgage REIT

2015

2015

Generated ~$110 million in net proceeds from sale of office building (Santa Ana) and commercial mortgage loan portfolio

2016

June 2016

$210 million tender offer for CMCT common stock (10 million shares @ $21/ share)

September 2016

$80 million repurchase of CMCT common stock (3.6 million shares @ $22 / share)[1]

2016

Generated ~$100 million in net proceeds from sale of two hotels (Los Angeles and Oakland)

2016

Generated ~$80 million in net proceeds from CMBS refinancing

Generated ~$28 million in net proceeds from sale of commercial real estate lending subsidiary

2017

April 2017

Paid $0.28 per share special cash dividend to common stockholders[2]

2017

Generated ~$282 million in net proceeds from sale of office building (San Francisco) and two multifamily properties (Dallas)

Under contract to sell three office buildings (Sacramento[3], Charlotte, Los Angeles) and one multifamily property (Dallas)

Considering using a substantial portion of net proceeds to provide liquidity to common stockholders

1 Shares were repurchased in a privately negotiated transaction from a fund managed by an affiliate of CIM Group.
2 This special cash dividend allowed stockholders that did not participate in the September 2016 private repurchase to receive the economic benefit of such repurchase. The fund managed by an affiliate of CIM Group that participated in the September 2016 private repurchase waived its right to receive this special cash dividend. The aggregate amount of this special cash dividend was approximately $600,000.
3 Includes a parking garage.

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APPENDIX 11

CIM Group - Resources & Expertise of Premier Institutional Manager Richard Ressler CIM Group Principal, CMCT Chairman of the Board Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Co-founded CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Chairman of the board of j2 Global, Inc. (NASDAQ: JCOM) and director of Presbia PLC (NASDAQ: LENS) Served as Chairman and CEO of JCOM from 1997 to 2000 Chairman of executive committee and co-founder of predecessor of Orchard First Source Asset Management, an investment adviser focusing on middle market debt investments Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Limited (NYSE: VGR) Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the Development Group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real asset investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management, leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees Active real asset investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles 12 CIM Group Co-Founders

CIM Group- Resources & Expertise of Premier Institutional Manager David Thompson CMCT Chief Financial Officer, CIM Group Principal Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Property Management Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartment properties From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Charles Garner CMCT Chief Executive Officer, CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM Group, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Group Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business Jan Salit CMCT President and Secretary Joined CMCT after merger of PMC Commercial Trust Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993) Prior to joining PMC Commercial Trust, held positions with Glenfed Financial Corporation (and its predecessor company ARMCO Financial Corporation) including Chief Financial Officer 13 Management

CMCT - Coastal Urban Class A and Creative Office Portfolio 14 As of March 31, 2017 Under contract for sale. Sold in May 2017. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively. Property Market Square Footage Multi-family Units Hotel Rooms 1 Kaiser Plaza Oakland, CA 532,543 2101 Webster Street Oakland, CA 473,156 1901 Harrison Street Oakland, CA 273,110 1333 Broadway Oakland, CA 240,051 2100 Franklin Street Oakland, CA 216,828 260 Townsend Street San Francisco, CA 65,694 11620 Wilshire Boulevard Los Angeles, CA 192,858 4750 Wilshire Boulevard Los Angeles, CA 143,361 7083 Hollywood Boulevard1 Los Angeles, CA 82,180 11600 Wilshire Boulevard Los Angeles, CA 55,638 Lindblade Media Center Los Angeles, CA 32,428 370 L'Enfant Promenade District of Columbia 407,321 999 N Capitol Street District of Columbia 320,939 899 N Capitol Street District of Columbia 314,667 800 N Capitol Street District of Columbia 312,759 830 1st Street District of Columbia 247,337 200 S College Street1 Charlotte, NC 567,865 980 9th Street1 Sacramento, CA 454,793 3601 S Congress Avenue Austin, TX 182,484 Total Office Portfolio 5,116,012 4649 Cole Avenue1 Dallas, TX 334 3636 McKinney Avenue2 Dallas, TX 103 3839 McKinney Avenue2 Dallas, TX 75 4200 Scotland Street Houston, TX 308 47 E 34th Street New York, NY 110 Total Multifamily Portfolio 930 Sheraton Grand Hotel Sacramento, CA 503 Total Hotel Portfolio 503 2353 Webster Street Parking Garage Oakland, CA NM 2 Kaiser Plaza Parking Lot Oakland, CA NM 901 N Capitol Street (Development lot) District of Columbia NM 1010 8th Street Parking Garage & Retail1 Sacramento, CA 31,133 Sheraton Grand Hotel Parking Garage & Retail Sacramento, CA 9,453 Total Other 40,586 1 Sold in February 2016 1 901 N Capitol Street is a 39,696 square foot parcel of land located between 899 and 999 N Capitol Street. The land parcel is entitled to develop an additional 270,172 square foot building. Courtyard Oakland1 Oakland, CA 162

CIM GROUP - QUALIFIED COMMUNITY METHODOLOGY 15 Qualification Criteria Transitional Urban Districts Positive demographic trends Public support for investment Opportunities below intrinsic value Potential to invest a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Improving demographics Broad public support for CIM’s investment approach Evidence of private investment from other institutional investors Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real estate investments. Since 1994, CIM has qualified 105 communities in high barrier-to-entry sub-markets and has invested in 63 of the communities. The qualification process generally takes between 6 months and 5 years and is a critical component of CIM’s investment evaluation. CIM examines the characteristics of a market to determine whether the district justifies the extensive efforts CIM undertakes in reviewing and making potential investments in its Qualified Communities. The Communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to Central Business Districts (“CBDs”) and/or (2) well-established, thriving urban areas including major CBDs.

CIM GROUP - QUALIFIED COMMUNITIES 16 Areas with Investment(s) Areas Approved for Investment(s) CIM Headquarters Investment Office CMCT Investments CMCT Office Portfolio Concentrations

CMCT - Net asset value 17 The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. Further, different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that could be significantly different from our estimated NAV. Additionally, our estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2016 that would have an impact on our estimated NAV. The estimated NAV per share of $23.14 was calculated by CIM Investment Advisors, LLC, relying in part on appraisals of our real estate investments and the assets of our lending segment. The table above sets forth the material items included in the calculation of our estimated NAV. We engaged various third party appraisal firms to perform appraisals of our real estate investments and the assets of our lending segment as of December 31, 2016. These appraisals were performed in accordance with standards set forth by the American Institute of Certified Public Accountants. Each of our appraisals was prepared by personnel who are subject to and in compliance with the code of professional ethics and the standards of professional conduct set forth by the certification programs of the professional appraisal organizations of which they are members. Please see our S-11/A filed with the Securities and Exchange Commission on March 22, 2017 for additional information. As of December 31, 2016. Includes 211 Main Street, which was sold in March 2017 and 3636 McKinney and 3839 McKinney, which were both sold in May 2017. ($ in thousands, except per share am ount)2 (Unaudited) Investments in real estate - at fair value1 $ 2,705,600 Loans receivable - at fair value1 76,147 Debt1 (937,188) Cash and other assets net of other liabilities1 102,926 Redeemable preferred stock1 (1,426) Noncontrolling interests1 (1,050) Estimated NAV available to common shareholders $ 1,945,009 Shares of Common Stock outstanding 1 84,048,081 Estimated NAV per share of Common Stock $ 23.14

CMCT - CONSOLIDATED STATEMENTS OF OPERATIONS 18 EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method of computing EPS in the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding. Three Months Ended March 31, 2017 2016 (In thousands, except per share data) REVENUES: (Unaudited) Rental and other property income $ 60,809 $ 62,848 Expense reimbursements 3,030 2,928 Interest and other income 3,110 2,841 66,949 68,617 EXPENSES: Rental and other property operating 22,960 31,278 Asset management and other fees to related parties 8,700 8,631 Interest 9,773 6,815 General and administrative 1,679 1,942 Transaction costs 13 149 Depreciation and amortization 17,231 18,058 60,356 66,873 Gain on sale of real estate 187,734 24,739 INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES 194,327 26,483 Provision for income taxes 392 190 NET INCOME FROM CONTINUING OPERATIONS 193,935 26,293 DISCONTINUED OPERATIONS: Income from operations of assets held for sale - 690 NET INCOME FROM DISCONTINUED OPERATIONS - 690 NET INCOME 193,935 26,983 Net income attributable to noncontrolling interests (5) (3) NET INCOME ATTRIBUTABLE TO THE COMPANY 193,930 26,980 Redeemable preferred stock dividends (31) - NET INCOME AVAILABLE TO COMMON STOCKHOLDERS $ 193,899 $ 26,980 BASIC AND DILUTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE: Continuing operations $ 2.31 $ 0.27 Discontinued operations $ 0.00 $ 0.01 Net income $ 2.31 $ 0.28 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 84,048 97,662 Diluted 84,048 97,662

CMCT - funds from operations 19 We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by security analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO represents net income (loss) available to common stockholders, computed in accordance with GAAP, excluding gains (or losses) from sales of real estate, and real estate depreciation and amortization. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results. Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to those other REITs' FFO. Therefore, FFO should be considered only as a supplement to net income as a measure of our performance and should not be used as a supplement to or substitute measure for cash flow from operating activities computed in accordance with GAAP. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. The per share adjustments to net income available to common stockholders per share are calculated independently for each adjustment and may not be additive due to rounding. Three Months Ended March 31, 2017 2016 (in thousands, except per share amounts) (Unaudited) FUNDS FROM OPERATIONS (FFO) Net income available to common stockholders $ 193,899 $ 26,980 Depreciation and amortization 17,231 18,058 Gain on sale of depreciable assets (187,734) (24,739) FFO AVAILABLE TO COMMON STOCKHOLDERS $ 23,396 $ 20,299 BASIC AND DILUTED FFO PER SHARE: Net income available to common stockholders $ 2.31 $ 0.28 Depreciation and amortization 0.21 0.18 Gain on sale of depreciable assets (2.23) (0.25) FFO PER SHARE AVAILABLE TO COMMON STOCKHOLDERS $ 0.28 $ 0.21 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 84,048 97,662 Diluted 84,048 97,662

CMCT - CONSOLIDATED BALANCE SHEETS 20 March 31, 2017 December 31, 2016 (in thousands) (Unaudited) ASSETS Investments in real estate, net $ 1,505,492 $ 1,606,942 Cash and cash equivalents 404,346 144,449 Restricted cash 27,775 32,160 Accounts receivable, net 12,828 13,086 Deferred rent receivable and charges, net 106,744 116,354 Other intangible assets, net 17,199 17,623 Other assets 91,446 92,270 TOTAL ASSETS $ 2,165,830 $ 2,022,884 LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY LIABILITIES: Debt, net $ 939,334 $ 967,886 Accounts payable and accrued expenses 33,103 39,155 Intangible liabilities, net 1,426 3,576 Due to related parties 10,097 10,196 Other liabilities 34,837 34,056 Total liabilities 1,018,797 1,054,869 REDEEMABLE PREFERRED STOCK 3,321 1,426 EQUITY: Common stock 84 84 Additional paid-in capital 1,566,126 1,566,073 Accumulated other comprehensive income (loss) 1,043 (509) Distributions in excess of earnings (424,458) (599,971) Total stockholders’ equity 1,142,795 965,677 Noncontrolling interests 917 912 Total equity 1,143,712 966,589 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY $ 2,165,830 $ 2,022,884

CMCT - DEBT SUMMARY[1]

CMCT

As of March 31, 2017	Oustanding Principal Balance[2] (In thousands, unaudited)	Interest Rate	Maturity Date
4649 Cole Avenue[7]	$ 23,444	5.39%	03/01/2021
3636 McKinney Avenue[8]	9,317	5.39%	03/01/2021
3839 McKinney Avenue[8]	6,180	5.39%	03/01/2021
4200 Scotland Street	29,019	5.18%	06/05/2021
1 Kaiser Plaza	97,100	4.14%	07/01/2026
2101 Webster Street	83,000	4.14%	07/01/2026
2100 Franklin Street	80,000	4.14%	07/01/2026
1901 Harrison Street	42,500	4.14%	07/01/2026
1333 Broadway	39,500	4.14%	07/01/2026
260 Townsend Street	28,200	4.14%	07/01/2026
7083 Hollywood Boulevard[7]	21,700	4.14%	07/01/2026
830 1st Street	46,000	4.50%	01/05/2027
MORTGAGES PAYABLE	**505,960**	**4.33%**	
Unsecured Credit Facility[3]	-	Variable	09/30/2017[4]
Unsecured Term Loan Facility[5]	385,000	LIBOR + 1.60%[6]	05/08/2022
Junior Subordinated Notes	27,070	LIBOR + 3.25%	03/30/2035
OTHER	**412,070**		
TOTAL DEBT	**$ 918,030**		

1 Excludes $26.3 million of secured borrowings-government guaranteed loans, which represent sold loans which are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral.

2 Excludes premiums, discounts and debt issuance costs.

3 At March 31, 2017, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined in the credit agreement. In June 2016, all outstanding borrowings under the Unsecured Credit Facility were repaid. At March 31, 2017, $0 was outstanding under the credit facility and $200 million was available for future borrowings, as we permanently reduced the revolving credit commitment under the credit facility to $200 million.

4 The credit facility was set to mature in September 2016 and, prior to maturity, we exercised the first of two one year extension options through September 2017.

5 The Unsecured Term Loan Facility ranks pari passu with CIM Commercial's Unsecured Credit Facility; covenants under the Unsecured Term Loan Facility are substantially the same as those in the Unsecured Credit Facility. At March 31, 2017, the interest rate was based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined in the credit agreement. With some exceptions, any prepayment of the Unsecured Term Loan Facility prior to May 2017 was subject to a prepayment fee up to 2% of the outstanding principal amount.

6 The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps.

7 4649 Cole Avenue and 7083 Hollywood Boulevard are under contract for sale. Approximately $45.1 million of the outstanding mortgages payable at March 31, 2017 on these properties will be repaid or assumed by the buyer.

8 3636 McKinney Avenue and 3839 McKinney Avenue were sold in May 2017 and $15.5 million of the outstanding mortgages payable at March 31, 2017 were repaid.

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Net operating income Reconciliation 22 CIM Commercial internally evaluates the operating performance and financial results of its segments based on segment net operating income, which is defined as rental and other property income and expense reimbursements less property related expenses, and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, transaction costs and provision for income taxes. We also evaluate the operating performance and financial results of our operating segments using cash basis net operating income (“Cash NOI”). We define cash basis NOI as segment NOI adjusted to exclude the effect of the straight lining of rents, acquired above/below market lease amortization, and other adjustments required by GAAP. Segment NOI and cash basis NOI are not a measure of operating results or cash flows from operating activities as measured by GAAP and should not be considered an alternative to income from continuing operations, or to cash flows as a measure of liquidity, or as an indication of our performance or of our ability to pay dividends. All companies may not calculate segment NOI or cash basis NOI in the same manner. We consider segment NOI and cash basis NOI to be useful performance measures to investors and management because, when compared across periods, they reflect the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective not immediately apparent from income from continuing operations. Additionally, we believe that cash basis NOI is helpful to investors because it eliminates straight line rent and other non-cash adjustments to revenue and expenses. Below is a reconciliation of Cash NOI to segment net operating income and net income for the three months ended March 31, 2017. Three Months Ended March 31, 2017 Office Multifamily Hotel Lending Total (in thousands, unaudited) Cash NOI $ 32,640 $ 2,137 $ 4,071 $ 973 $ 39,821 Deferred rent and amortization of intangible assets, liabilities and lease inducements 2,368 7 4 - 2,379 Straight line rent, below-market ground lease and amortization of intangible assets (312) (138) - 9 (441) Lease termination income 356 - - - 356 Segment Net Operating Income $ 35,052 $ 2,006 $ 4,075 $ 982 $ 42,115 Asset management and other fees to related parties (7,856) Interest expense (9,631) General and administrative (791) Transaction costs (13) Depreciation and amortization (17,231) Gain on sale of real estate 187,734 Income from continuing operations before provision for income taxes 194,327 Provision for income taxes (392) Net income 193,935 Net income attributable to noncontrolling interests (5) Net income attributable to the Company $ 193,930

Important Disclosures Assets and Equity Under Management Assets Under Management (“AUM”), or Gross AUM, represents (i)(a) for real assets, the aggregate total gross assets (“GAV”) at fair value, including the shares of such assets owned by joint venture partners and co-investments, of all of CIM’s advised accounts (each an “Account” and collectively, the “Accounts”) or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, of all of the Accounts (not in duplication of the assets described in (i)(a)), plus (ii) the aggregate unfunded commitments of the Accounts, as of December 31, 2016 (“Report Date”). The GAV is calculated in accordance with U.S. generally accepted accounting principles on a fair value basis (the “Book Value”) and generally represents the investment’s third-party appraised value as of the Report Date, or as of December 31, 2016, as adjusted further by the result of any partial realizations and quarterly valuation adjustments based upon management’s estimate of fair value, in each case through the Report Date other than as described below with respect to CIM REIT. The only investment currently held by CIM REIT consists of shares in CIM Commercial Trust Corporation (“CMCT”), a publicly traded company; the Book Value of CIM REIT is determined by assuming the underlying assets of CMCT are liquidated based upon management’s estimate of fair value. CIM does not presently view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of CIM REIT’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent less than 3% of the outstanding shares of CMCT and are thinly-traded. Equity Under Management (“EUM”), or Net AUM, represents (i) the aggregate NAV of the Accounts (as described below), plus (ii) the aggregate unfunded commitments of the Accounts. The NAV of each Account is based upon the aggregate amounts that would be distributable (prior to incentive fee allocations) to such Account assuming a “hypothetical liquidation” of the Account on the date of determination, assuming that: (x) investments are sold at their Book Value (as defined above); (y) debts are paid and other assets are collected; and (z) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. 23